REQUEST TO RECONSIDER PRIOR ABSTENTION


                                                (date)


To Shareholders of the
MetLife - State Street Research Equity Investment Fund

      Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy sheet which indicated that you "abstained" from voting on one or more proposals that are still open, we are contacting you again to ask that you reconsider your abstention and vote in favor of the proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

      The open proposals are proposals 2(a), 2(b) and 3. Each of the proposals would help the Fund achieve its investment objective by giving it more investment flexibility in the future to adapt to changing market environments, and to invest in a broader range of investment vehicles, all in the best interests of shareholders. The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

      Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy sheet in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

     You may receive a telephone call urging you to return your Supplemental Proxy sheet. If you have any questions, please contact State Street Research Shareholder Services toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

          Thank you.

                                          State Street Research
                                          Shareholder Services


--------------------------

Notes:

1.    The Fund and its Trust changed the first part of their names from "MetLife
      - State Street" to "State Street Research" on November 1, 1995.

2. In some cases, persons with the same tax identification number and mailing address may have received proxy solicitation materials for different accounts in one package.

            METLIFE - STATE STREET RESEARCH EQUITY INVESTMENT FUND
                                 a series of
                     MetLife - State Street Equity Trust
                              SUPPLEMENTAL PROXY
                       Special Meeting of Shareholders


The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the votes and abstentions previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated August 22, 1995.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. The Board of Trustees recommends a vote FOR all proposals.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


-------------------------------------------------------------------------------
      PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                       FOR      AGAINST       ABSTAIN
2.   To reclassify the following investment policies from fundamental policies to nonfundamental policies:

     a.  Policy regarding investments in securities of companies with less than
         three (3) years' continuous operation; and                                     [ ]        [ ]          [ ]

     b.  Policy regarding investments in illiquid securities.                           [ ]        [ ]          [ ]


3.   To amend the Fund's fundamental policy regarding investments in commodities
     and commodity contracts.                                                           [ ]        [ ]          [ ]

                                                                 IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                                                 AND RETURNED IN THE ENCLOSED ENVELOPE.


                                                                 DATE: ______________________, 1995

                                                                 NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which
                                                                 requires no postage if mailed in the United States. When signing as attorney, executor, trustee, guardian or officer of a
                                                                 corporation, please give title as such.

                                                                 -----------------------------------------------------------------


                                                                 -----------------------------------------------------------------
                                                                          Signature(s) if held jointly (Title(s), if required)


ET\InvCrd

                     REQUEST TO RECONSIDER PRIOR ABSTENTION


                                                (date)


To Shareholders of the
MetLife - State Street Research Equity Income Fund

      Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy sheet which indicated that you "abstained" from voting on one or more proposals that are still open, we are contacting you again to ask that you reconsider your abstention and vote in favor of the proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

      The open proposals are proposals 2(b) and 3. Each of the proposals would help the Fund achieve its investment objective by giving it more investment flexibility in the future to adapt to changing market environments, and to invest in a broader range of investment vehicles, all in the best interests of shareholders. The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

      Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy sheet in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

     You may receive a telephone call urging you to return your Supplemental Proxy sheet. If you have any questions, please contact State Street Research Shareholder Services toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

      Thank you.

                                          State Street Research
                                          Shareholder Services
-------------------------
Notes:

1.    The Fund and its Trust changed the first part of their names from "MetLife
      - State Street" to "State Street Research" on November 1, 1995.

2. In some cases, persons with the same tax identification number and mailing address may have received proxy solicitation materials for different accounts in one package.

              METLIFE - STATE STREET RESEARCH EQUITY INCOME FUND
                                 a series of
                     MetLife - State Street Equity Trust
                              SUPPLEMENTAL PROXY
                       Special Meeting of Shareholders


The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the votes and abstentions previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated August 22, 1995.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. The Board of Trustees recommends a vote FOR all proposals.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


-------------------------------------------------------------------------------
         PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR        AGAINST     ABSTAIN
2.   To reclassify the following investment policy from a fundamental policy to a nonfundamental policy:

     b.  Policy regarding investments in illiquid securities.                               [ ]           [ ]         [ ]

3.   To amend the Fund's fundamental policy regarding investments in commodities and
     commodity contracts.                                                                   [ ]           [ ]         [ ]

                                                                 IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                                                 AND RETURNED IN THE ENCLOSED ENVELOPE.


                                                                 DATE: ______________________, 1995

                                                                 NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage if mailed in the United States. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                                                                 -----------------------------------------------------------------


                                                                 -----------------------------------------------------------------
                                                                        Signature(s) if held jointly (Title(s), if required)


ET\IncCrd